Exhibit 99.1

NEWS RELEASE

Suncrete, Inc. Completes Acquisition of Hope Concrete, LLC and Enters Texas and Louisiana

Company Expands Geographic Footprint into Attractive Growth Markets, Led by Experienced Local Management Team

Tulsa, OK, April 29, 2026 – Suncrete, Inc. (Nasdaq: RMIX) (“Suncrete” or the “Company”), a ready-mix concrete logistics and distribution platform strategically located in Oklahoma and Arkansas, today announced that it has, through its subsidiaries, acquired Hope Concrete, LLC (“Hope”), a leading ready-mix company operating 10 ready-mix plants and 88 mixer trucks in North Texas and Southern Louisiana. Hope extends Suncrete’s geographic footprint into two new states, Texas and Louisiana, and is intended to serve as the Texas platform for future acquisitions.

Commenting on the acquisition of Hope, Randall Edgar, Suncrete’s Chief Executive Officer, stated, “We are pleased to welcome the Foleys and their team of highly experienced operators, whose deep local market expertise and long-standing customer relationships will further enhance our organization. The Foley family has established a strong reputation for exceptional customer service and operational discipline while expanding into attractive markets across Texas and Louisiana. With the Foleys as continuing equity holders and operational leaders, Suncrete’s resources and infrastructure position us to accelerate growth while maintaining the high standards customers have come to expect.”

Edgar added, “We have been impressed by Hope’s business and its people, particularly the strong alignment in values, work ethic, and customer-first focus between our organizations. We believe this cultural and operational fit will support a smooth transition and position the combined business for continued success.”

Tim Foley, Hope’s President, added, “My brother Jim and I are proud of the business our family and the great people we work with have built over the last 80 years and are excited to join Suncrete as we look ahead. Their platform and strategic vision complement our operations and will provide additional resources to support our employees, customers and communities as we continue to grow.”

About Suncrete

Suncrete is a pure-play ready-mix concrete company strategically positioned across Oklahoma and Arkansas with plans to expand throughout the rapidly growing and economically resilient U.S. Sunbelt region. Suncrete is a scalable and vertically integrated logistics and distribution platform operating as a mission-critical partner in the construction value chain. The Company operates batching plants, a dedicated fleet of owned mixer trucks and a tech-enabled dispatch infrastructure supporting a diversified customer base across public infrastructure, commercial and residential sectors. Headquartered in Tulsa, Oklahoma, Suncrete operates under a decentralized plant network strategy with regionally centralized oversight of pricing, customer relationships and fleet utilization with consistent customer engagement across markets to deliver products on time and on spec. Suncrete’s local market leadership, scale and integrated logistics position it as a trusted partner in some of the nation’s most attractive, fastest growing, and most resilient construction markets. The Company is well-aligned to benefit from ongoing population growth, urbanization trends and infrastructure investment across the Sunbelt. To learn more, visit www.suncrete.com.

Suncrete - News Release

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “should,” “will,” “would,” and similar expressions or the negative of such terms or other comparable terminology. Examples of forward-looking statements include, but are not limited to, statements regarding the Company’s acquisition strategy and statements relating to the benefits of the business acquisition. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to, the Company’s ability to realize the anticipated benefits of the business acquisition, the Company’s ability to integrate the acquired business’s operations into the existing operations of the Company, and the other risks described in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Suncrete Investor Contact:

Rick Black

Dennard Lascar Investor Relations

Suncrete@DennardLascar.com

(713) 529-6600

###